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                                                                     EXHIBIT 4.1

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
[NUMBER]                      [LOGO]                                         [SHARES]
                                                                         SEE REVERSE SIDE
  [  ]                      SMARTSOURCES.COM, INC.                    FOR CERTAIN DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO        CUSIP 83170D 10 1

THIS CERTIFIES THAT

                                    SPECIMEN

IN THE [ILLEGIBLE] OF

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

                             SMARTSOURCES.COM, INC.

transferable on the books of the Corporation by the holder Hereby in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and
Registrar.                            [COMMON STAMP]

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.


Dated:



          [ILLEGIBLE]                                          [ILLEGIBLE]
          Secretary                                             President
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                         Countersigned and Registered:
                          NORWEST BANK MINNESOTA, N.A.
                          Transfer Agent and Registrar

                         By                                 Authorized Signature



                        AMERICAN FINANCIAL  [ILLEGIBLE]
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THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE,
A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE CORPORATION'S BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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
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The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                              UTMA - ______ CUSTODIAN _______
TEN ENT - as tenants by entireties                                 (Cust)           (Minor)
JT TEN  - as joint tenants with right of Survivorship          under Uniform Transfer to Minors
          and not as tenants in common                        Act _________________________
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.
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For value received _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 [        ]

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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                                       NOTICE: THE SIGNATURE TO THE ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

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ALL GUARANTEES MUST BE MADE BY A
FINANCIAL INSTITUTION (SUCH AS A
BANK OR BROKER) WHICH IS A
PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM
("STAMP"). THE NEW YORK STOCK
EXCHANGE, INC MEDALLION SIGNATURE
PROGRAM ("MSP"), OR  THE STOCK
EXCHANGES MEDALLION PROGRAM ("SEMP")
AND MUST NOT BE DATED.
GUARANTEED BY A NOTARY PUBLIC ARE
NOT ACCEPTABLE.
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